Exhibit 99.1

Notes on Non-GAAP Financial Measures

Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management adjusts the GAAP results for the impact of amortization of intangible assets, purchase price accounting adjustments, tariff adjustments, restructuring charges, rebranding and transformation costs, contingent consideration adjustments, and merger, acquisition, and costs related to share repurchases to provide investors better perspective on the results of operations which the Company believes is more comparable to the similar analysis provided by its peers. Management also excludes special charges and gains, such as impairment losses, gains and losses from the sale of assets, certain tax benefits and charges, as well as other gains and charges that are not representative of the normal operations of the business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

Revenue from Continuing Operations – Fiscal 2023

	Quarter Ended				Year Ended
Dollars in millions	September 30,	June 30,	March 31,	December 31,	September 30,
Revenue from Continuing Operations	2023	2023	2023	2022	2023
Sample Management Solutions	$82	$75	$71	$75	$304
Multiomics	61	64	62	61	248
B Medical Systems	29	27	15	42	113
Azenta Total	$172	$166	$148	$178	$665

Revenue from Continuing Operations – Fiscal 2022

	Quarter Ended				Year Ended
Dollars in millions	September 30,	June 30,	March 31,	December 31,	September 30,
Revenue from Continuing Operations	2022	2022	2022	2021	2022
Sample Management Solutions	$75	$73	$81	$76	$305
Multiomics	63	59	65	64	251
B Medical Systems	—	—	—	—	—
Azenta Total	$138	$133	$146	$140	$555

Reconciliation of GAAP to Non-GAAP Gross Profit – Fiscal 2023

	Sample Management Solutions
	Quarter Ended								Year Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
Dollars in thousands	2023		2023		2023		2022		2023
GAAP gross profit	$38,296	46.8%	$34,930	46.4%	$27,544	38.8%	$32,035	42.5%	$132,806	43.7%
Adjustments:
Amortization of completed technology	867	1.1	744	1.0	933	1.3	429	0.6	2,973	1.0
Purchase accounting impact on inventory	—	—	—	—	—	—	—	—	—	—
Non-GAAP adjusted gross profit	$39,163	47.9%	$35,674	47.3%	$28,477	40.1%	$32,465	43.0%	$135,779	44.7%

	Multiomics
	Quarter Ended								Year Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
Dollars in thousands	2023		2023		2023		2022		2023
GAAP gross profit	$26,808	43.9%	$28,294	44.3%	$27,003	43.4%	$27,716	45.4%	$109,820	44.2%
Adjustments:
Amortization of completed technology	1,211	2.0	1,220	1.9	1,226	2.0	1,215	2.0	4,874	2.0
Purchase accounting impact on inventory	—	—	—	—	—	—	—	—	—	—
Non-GAAP adjusted gross profit	$28,019	45.8%	$29,514	46.2%	$28,229	45.4%	$28,931	47.4%	$114,694	46.2%

	B Medical Systems
	Quarter Ended								Year Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
Dollars in thousands	2023		2023		2023		2022		2023
GAAP gross profit	$2,930	10.0%	$4,781	17.9%	$(1,311)	(8.7)%	$14,114	33.7%	$20,514	18.1%
Adjustments:
Amortization of completed technology	2,691	9.1	2,692	10.1	2,742	18.1	2,523	6.0	10,647	9.4
Purchase accounting impact on inventory	927	3.1	2,956	11.0	2,912	19.3	2,868	6.9	9,664	8.5
Non-GAAP adjusted gross profit	$6,548	22.3%	$10,428	39.0%	$4,343	28.7%	$19,506	46.6%	$40,824	36.1%

	Azenta Total
	Quarter Ended								Year Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
Dollars in thousands	2023		2023		2023		2022		2023
GAAP gross profit	$68,034	39.5%	$68,005	41.0%	$53,236	35.9%	$73,865	41.4%	$263,140	39.6%
Adjustments:
Amortization of completed technology	4,769	2.8	4,656	2.8	4,901	3.3	4,168	2.3	18,494	2.8
Purchase accounting impact on inventory	927	0.5	2,956	1.8	2,912	2.0	2,869	1.6	9,664	1.4
Non-GAAP adjusted gross profit	$73,730	42.8%	$75,617	45.6%	$61,049	41.1%	$80,902	45.4%	$291,298	43.8%

Reconciliation of GAAP to Non-GAAP Gross Profit – Fiscal 2022

	Sample Management Solutions
	Quarter Ended								Year Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
Dollars in thousands	2022		2022		2022		2021		2022
GAAP gross profit	$31,606	42.2%	$33,709	45.9%	$39,702	49.3%	$35,929	47.4%	$140,947	46.3%
Adjustments:
Amortization of completed technology	528	0.7	378	0.5	394	0.5	330	0.4	1,631	0.5
Tariff adjustment	—	—	—	—	—	—	—	—	—	—
Other adjustment	—	—	—	—	—	—	—	—	—	—
Non-GAAP adjusted gross profit	$32,134	42.9%	$34,088	46.5%	$40,097	49.8%	$36,259	47.9%	$142,578	46.8%

	Multiomics
	Quarter Ended								Year Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
Dollars in thousands	2022		2022		2022		2021		2022
GAAP gross profit	$26,523	42.3%	$25,890	43.6%	$31,123	47.9%	$31,115	48.7%	$114,650	45.7%
Adjustments:
Amortization of completed technology	1,373	2.2	1,433	2.4	1,445	2.2	1,443	2.3	5,693	2.3
Tariff adjustment	2	—	—	—	(486)	(0.7)	—	—	(484)	(0.2)
Other adjustment	289	0.5	—	—	—	—	—	—	289	0.1
Non-GAAP adjusted gross profit	$28,187	45.0%	$27,322	46.0%	$32,081	49.4%	$32,558	51.0%	$120,148	47.9%

	B Medical Systems
	Quarter Ended								Year Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
Dollars in thousands	2022		2022		2022		2021		2022
GAAP gross profit	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
Adjustments:
Amortization of completed technology	—	—	—	—	—	—	—	—	—	—
Tariff adjustment	—	—	—	—	—	—	—	—	—	—
Other adjustment	—	—	—	—	—	—	—	—	—	—
Non-GAAP adjusted gross profit	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%

	Azenta Total
	Quarter Ended								Year Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
Dollars in thousands	2022		2022		2022		2021		2022
GAAP gross profit	$58,129	42.3%	$59,600	44.9%	$70,825	48.7%	$67,044	48.0%	$255,597	46.0%
Adjustments:
Amortization of completed technology	1,901	1.4	1,812	1.4	1,840	1.3	1,773	1.3	7,324	1.3
Tariff adjustment	2	0.0	—	—	(486)	(0.3)	—	—	(484)	(0.1)
Other adjustment	289	0.2	—	—	—	—	—	—	289	0.1
Non-GAAP adjusted gross profit	$60,321	43.8%	$61,412	46.3%	$72,179	49.6%	$68,817	49.3%	$262,726	47.3%

Reconciliation of GAAP to Non-GAAP Operating (Loss) Profit – Fiscal 2023

	Sample Management Solutions
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2023	2023	2023	2022	2023
GAAP operating (loss) profit	$4,992	$70	$(7,221)	$(3,476)	$(5,633)
Adjustments:
Amortization of completed technology	867	744	933	429	2,973
Purchase accounting impact on inventory	—	—	—	—	—
Amortization of other intangibles	51	(1)	212	48	311
Other Adjustment	—	—	—	—	—
Non-GAAP adjusted operating profit (loss)	$5,910	$813	$(6,076)	$(2,998)	$(2,349)

	Multiomics
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2023	2023	2023	2022	2023
GAAP operating (loss) profit	$(4,502)	$(4,632)	$(5,037)	$(4,481)	$(18,652)
Adjustments:
Amortization of completed technology	1,211	1,220	1,226	1,215	4,874
Purchase accounting impact on inventory	—	—	—	—	—
Amortization of other intangibles	—	—	—	—	—
Other Adjustment	—	—	—	—	—
Non-GAAP adjusted operating profit (loss)	$(3,291)	$(3,412)	$(3,810)	$(3,265)	$(13,779)

	B Medical Systems
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2023	2023	2023	2022	2023
GAAP operating (loss) profit	$(7,153)	$(4,129)	$(9,021)	$(454)	$(20,757)
Adjustments:
Amortization of completed technology	2,691	2,692	2,742	2,523	10,647
Purchase accounting impact on inventory	927	2,956	2,912	2,869	9,664
Amortization of other intangibles	—	1	—	1,365	1,366
Other Adjustment	(1)	—	—	—	(1)
Non-GAAP adjusted operating profit (loss)	$(3,537)	$1,520	$(3,367)	$6,303	$919

	Corporate
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2023	2023	2023	2022	2023
GAAP operating (loss) profit	$(9,964)	$(7,145)	$8,302	$(19,274)	$(28,083)
Adjustments:
Amortization of other intangibles	7,430	7,522	7,297	5,959	28,207
Restructuring Charges	804	812	1,499	1,462	4,577
Rebranding and transformation costs	(15)	21	10	(65)	(49)
Contingent consideration adjustment	—	(1,404)	(17,145)	—	(18,549)
Merger and acquisition costs & costs related to share repurchase	1,767	219	19	11,838	13,842
Other Adjustment	—	(2)	—	—	—
Non-GAAP adjusted operating profit (loss)	$22	$23	$(18)	$(80)	$(55)

	Azenta Total
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2023	2023	2023	2022	2023
GAAP operating (loss) profit	$(16,628)	$(15,836)	$(12,977)	$(27,684)	$(73,126)
Adjustments:
Amortization of completed technology	4,769	4,656	4,901	4,168	18,494
Purchase accounting impact on inventory	927	2,956	2,912	2,869	9,664
Amortization of other intangibles	7,481	7,522	7,509	7,372	29,884
Restructuring Charges	804	812	1,499	1,462	4,577
Rebranding and transformation costs	(15)	21	10	(65)	(49)
Contingent consideration adjustment	—	(1,404)	(17,145)	—	(18,549)
Merger and acquisition costs & costs related to share repurchase	1,767	219	19	11,838	13,842
Other Adjustment	(1)	(2)	—	—	(1)
Non-GAAP adjusted operating profit (loss)	$(896)	$(1,056)	$(13,272)	$(40)	$(15,264)

Reconciliation of GAAP to Non-GAAP Operating (Loss) Profit – Fiscal 2022

	Sample Management Solutions
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2022	2022	2022	2021	2022
GAAP operating (loss) profit	$2,513	$5,402	$7,805	$6,613	$22,335
Adjustments:
Amortization of completed technology	528	379	395	330	1,631
Tariff adjustment	—	—	—	—	—
Amortization of other intangibles	—	—	5	—	5
Other Adjustment	(1)	—	—	—	—
Non-GAAP adjusted operating profit (loss)	$3,041	$5,781	$8,205	$6,943	$23,970

	Multiomics
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2022	2022	2022	2021	2022
GAAP operating (loss) profit	$(2,642)	$(2,749)	$985	$3,888	$(518)
Adjustments:
Amortization of completed technology	1,373	1,434	1,445	1,443	5,693
Tariff adjustment	2	—	(486)	—	(484)
Amortization of other intangibles	339	—	(5)	—	340
Other Adjustment	(1)	—	—	—	—
Non-GAAP adjusted operating profit (loss)	$(930)	$(1,315)	$1,939	$5,331	$5,032

	B Medical Systems
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2022	2022	2022	2021	2022
GAAP operating (loss) profit	$—	$—	$—	$—	$—
Adjustments:
Amortization of completed technology	—	—	—	—	—
Tariff adjustment	—	—	—	—	—
Amortization of other intangibles	—	—	—	—	—
Other Adjustment	—	—	—	—	—
Non-GAAP adjusted operating profit (loss)	$—	$—	$—	$—	$—

	Corporate
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2022	2022	2022	2021	2022
GAAP operating (loss) profit	$(14,490)	$(7,726)	$(13,499)	$(10,826)	$(46,552)
Adjustments:
Amortization of other intangibles	6,561	5,745	6,047	6,272	24,620
Restructuring Charges	393	25	122	173	712
Rebranding and transformation costs	536	289	1,297	619	2,741
Contingent consideration adjustment	—	—	600	—	600
Merger and acquisition costs & costs related to share repurchase	6,959	1,662	4,989	3,719	17,329
Other Adjustment	—	—	—	—	—
Non-GAAP adjusted operating profit (loss)	$(41)	$(5)	$(444)	$(43)	$(550)

	Azenta Total
	Quarter Ended				Year Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2022	2022	2022	2021	2022
GAAP operating (loss) profit	$(14,619)	$(5,073)	$(4,708)	$(325)	$(24,735)
Adjustments:
Amortization of completed technology	1,901	1,813	1,840	1,773	7,324
Amortization of other intangibles	6,900	5,745	6,047	6,272	24,965
Tariff adjustment	2	—	(486)	—	(484)
Restructuring Charges	393	25	122	173	712
Rebranding and transformation costs	536	289	1,297	619	2,741
Contingent consideration adjustment	—	—	600	—	600
Merger and acquisition costs & costs related to share repurchase	6,959	1,662	4,989	3,719	17,329
Other Adjustment	(2)	—	—	—	—
Non-GAAP adjusted operating profit (loss)	$2,070	$4,461	$9,701	$12,231	$28,452

Organic Revenue – Fiscal 2023

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
Dollars in millions	2023	2022	Change	2023	2022	Change	2023	2022	Change	2023	2022	Change
Revenue	$82	$75	9%	$61	$63	(2)%	$29	$—	—%	$172	$138	25%
Acquisitions/divestitures	1	—	(1)%	—	—	—%	29	—	—%	30	—	(22)%
Currency exchange rates	2	—	(3)%	(0)	—	0%	—	—	—%	2	—	(1)%
Organic revenue	$79	$75	5%	$61	$63	(2)%	$—	$—	—%	$140	$138	2%

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	June 30,	June 30,		June 30,	June 30,		June 30,	June 30,		June 30,	June 30,
Dollars in millions	2023	2022	Change	2023	2022	Change	2023	2022	Change	2023	2022	Change
Revenue	$75	$73	3%	$64	$59	8%	$27	$—	—%	$166	$133	25%
Acquisitions/divestitures	5	—	(7)%	—	—	—%	27	—	—%	32	—	(24)%
Currency exchange rates	(0)	—	0%	(1)	—	1%	—	—	—%	(1)	—	0%
Organic revenue	$70	$73	(4)%	$64	$59	8%	$—	$—	—%	$135	$133	2%

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	March 31,	March 31,		March 31,	March 31,		March 31,	March 31,		March 31,	March 31,
Dollars in millions	2023	2022	Change	2023	2022	Change	2023	2022	Change	2023	2022	Change
Revenue	$71	$81	(12)%	$62	$65	(4)%	$15	$—	—%	$148	$146	2%
Acquisitions/divestitures	4	—	(5)%	—	—	—%	15	—	—%	19	—	(13)%
Currency exchange rates	(2)	—	3%	(2)	—	3%	—	—	—%	(4)	—	3%
Organic revenue	$70	$81	(14)%	$64	$65	(1)%	$—	$—	—%	$134	$146	(8)%

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	December 31,	December 31,		December 31,	December 31,		December 31,	December 31,		December 31,	December 31,
Dollars in millions	2022	2021	Change	2022	2021	Change	2022	2021	Change	2022	2021	Change
Revenue	$75	$76	(0)%	$61	$64	(4)%	$42	$—	—%	$178	$140	28%
Acquisitions/divestitures	4	—	(5)%	—	—	—%	42	—	—%	46	—	(33)%
Currency exchange rates	(3)	—	4%	(3)	—	5%	—	—	—%	(6)	—	4%
Organic revenue	$75	$76	(1)%	$64	$64	0%	$—	$—	—%	$139	$140	(1)%

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Year Ended			Year Ended			Year Ended			Year Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
Dollars in millions	2023	2022	Change	2023	2022	Change	2023	2022	Change	2023	2022	Change
Revenue	$304	$305	(0)%	$248	$251	(1)%	$113	$—	—%	$665	$555	20%
Acquisitions/divestitures	14	—	(4)%	—	—	—%	113	—	—%	127	—	(23)%
Currency exchange rates	(4)	—	1%	(6)	—	2%	—	—	—%	(9)	—	2%
Organic revenue	$294	$305	(4)%	$254	$251	1%	$—	$—	—%	$547	$555	(1)%

Organic Revenue – Fiscal 2022

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
Dollars in millions	2022	2021	Change	2022	2021	Change	2022	2021	Change	2022	2021	Change
Revenue	$75	$78	(3)%	$63	$59	6%	$—	$—	—%	$138	$137	0%
Acquisitions/divestitures	4	—	(5)%	—	—	—%	—	—	—%	4	—	(3)%
Currency exchange rates	(4)	—	5%	(2)	—	4%	—	—	—%	(6)	—	4%
Organic revenue	$75	$78	(4)%	$65	$59	9%	$—	$—	—%	$139	$137	2%

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	June 30,	June 30,		June 30,	June 30,		June 30,	June 30,		June 30,	June 30,
Dollars in millions	2022	2021	Change	2022	2021	Change	2022	2021	Change	2022	2021	Change
Revenue	$73	$70	4%	$59	$59	1%	$—	$—	—%	$133	$129	3%
Acquisitions/divestitures	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Currency exchange rates	(2)	—	4%	(1)	—	2%	—	—	—%	(4)	—	3%
Organic revenue	$76	$70	8%	$61	$59	3%	$—	$—	—%	$137	$129	6%

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	March 31,	March 31,		March 31,	March 31,		March 31,	March 31,		March 31,	March 31,
Dollars in millions	2022	2021	Change	2022	2021	Change	2022	2021	Change	2022	2021	Change
Revenue	$81	$73	11%	$65	$57	15%	$—	$—	—%	$146	$130	12%
Acquisitions/divestitures	2	—	(2)%	—	—	—%	—	—	—%	2	—	(1)%
Currency exchange rates	(1)	—	1%	(1)	—	1%	—	—	—%	(2)	—	1%
Organic revenue	$80	$73	10%	$66	$57	16%	$—	$—	—%	$145	$130	12%

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended			Quarter Ended
	December 31,	December 31,		December 31,	December 31,		December 31,	December 31,		December 31,	December 31,
Dollars in millions	2021	2020	Change	2021	2020	Change	2021	2020	Change	2021	2020	Change
Revenue	$76	$68	12%	$64	$50	27%	$—	$—	—%	$140	$118	18%
Acquisitions/divestitures	2	—	(3)%	—	—	—%	—	—	—%	2	—	(2)%
Currency exchange rates	0	—	(1)%	0	—	(0)%	—	—	—%	0	—	(0)%
Organic revenue	$73	$68	8%	$64	$50	27%	$—	$—	—%	$137	$118	16%

	Sample Management Solutions			Multiomics			B Medical Systems			Azenta Total
	Year Ended			Year Ended			Year Ended			Year Ended
	September 30,	September 30,		September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
Dollars in millions	2022	2021	Change	2022	2021	Change	2022	2021	Change	2022	2021	Change
Revenue	$305	$289	6%	$251	$225	11%	$—	$—	—%	$555	$514	8%
Acquisitions/divestitures	8	—	(3)%	—	—	—%	—	—	—%	8	—	(2)%
Currency exchange rates	(7)	—	2%	(4)	—	2%	—	—	—%	(11)	—	2%
Organic revenue	$303	$289	5%	$255	$225	13%	$—	$—	—%	$558	$514	9%